Appendix A

WELLS FARGO FUNDS TRUST

ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.26%	First 5B Next 5B Over 10B	0.31% 0.30% 0.29%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class and Class R4	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.32%	First 5B Next 5B Over 10B	0.37% 0.36% 0.35%
R6 Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.03%	First 5B Next 5B Over 10B	0.08% 0.07% 0.06%
Absolute Return Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A and Class C	N/A		0.26%	0.26%
Administrator Class	N/A		0.10%	0.10%
Institutional Class	N/A		0.08%	0.08%
Asset Allocation Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.26%	First 5B Next 5B Over 10B	0.36% 0.34% 0.32%
Administrator Class	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.10%	First 5B Next 5B Over 10B	0.20% 0.18% 0.16%
Institutional Class	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.08%	First 5B Next 5B Over 10B	0.18% 0.16% 0.14%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.16%	First 5B Next 5B Over 10B	0.21% 0.20% 0.19%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class and Class R4	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.19%	First 5B Next 5B Over 10B	0.24% 0.23% 0.22%
Class R6	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.03%	First 5B Next 5B Over 10B	0.08% 0.07% 0.06%
Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.12%	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.25%	First 5B Next 5B Over 10B	0.30% 0.29% 0.28%
Select Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.04%	First 5B Next 5B Over 10B	0.09% 0.08% 0.07%
Sweep Class and Daily Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Total Admin. Fee
Retail Class and WealthBuilder unnamed Class	First 5B Next 5B Over 10B	0.29% 0.30% 0.31%
Administrator Class	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.36% 0.37% 0.38%
Single Class Fixed Income (Non-Money Market) Funds	Total Admin. Fee
Retail Class	First 5B Next 5B Over 10B	0.19% 0.20% 0.21%
Administrator Class	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.22% 0.23% 0.24%
Single Class Money Market Funds	Total Admin. Fee
Retail Class	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service Class	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.28% 0.29% 0.30%

Appendix A amended:  August 15, 2012

Schedule A to Appendix A

Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Total Breakpoint Administration Fees
	First 5B	Next 5B	Over 10B
Absolute Return Fund Class A Class C Administrator Class Institutional Class	0.26% 0.26% 0.10% 0.08%	0.26% 0.26% 0.10% 0.08%	0.26% 0.26% 0.10% 0.08%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.36% 0.36% 0.36% 0.36% 0.20% 0.18%	0.34% 0.34% 0.34% 0.34% 0.18% 0.16%	0.32% 0.32% 0.32% 0.32% 0.16% 0.14%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.21% 0.21% 0.15%	0.20% 0.20% 0.14%	0.19% 0.19% 0.13%
California Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	0.31% 0.31% 0.15% 0.13% 0.37% 0.13% 0.08%	0.30% 0.30% 0.14% 0.12% 0.36% 0.12% 0.07%	0.29% 0.29% 0.13% 0.11% 0.35% 0.11% 0.06%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Conservative Allocation Fund[1] Administrator Class	0.15%	0.14%	0.13%
Conservative Income Fund[2] Institutional Class	0.13%	0.12%	0.11%
Core Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	0.21% 0.21% 0.21% 0.21% 0.15% 0.13% 0.24% 0.13% 0.08%	0.20% 0.20% 0.20% 0.20% 0.14% 0.12% 0.23% 0.12% 0.07%	0.19% 0.19% 0.19% 0.19% 0.13% 0.11% 0.22% 0.11% 0.06%
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Dow Jones Target Today Fund[3] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2010 Fund[4] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2015 Fund[5] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2020 Fund[6] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2025 Fund[7] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2030 Fund[8] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2035 Fund[9] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2040 Fund[10] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2045 Fund[11] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2050 Fund[12] Class A Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2055 Fund[13] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Emerging Markest Equity Income Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
High Yield Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Index Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.37%	0.30% 0.30% 0.30% 0.14% 0.36%	0.29% 0.29% 0.29% 0.13% 0.35%
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.21% 0.21% 0.21% 0.15% 0.13% 0.08%	0.20% 0.20% 0.20% 0.14% 0.12% 0.07%	0.19% 0.19% 0.19% 0.13% 0.11% 0.06%
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Intrinsic Value Fund Class A Class B Class C Class R Administrator Class Institutional Class Class R4 Class R6	0.31% 0.31% 0.31% 0.31% 0.15% 0.13% 0.13% 0.08%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12% 0.12% 0.07%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11% 0.11% 0.06%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13% 0.08%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12% 0.07%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11% 0.06%
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Managed Account CoreBuilder Shares Series G14	0.00%	0.00%	0.00%
Managed Account CoreBuilder Shares Series M	0.00%	0.00%	0.00%
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.27% 0.27% 0.27% 0.27% 0.30% 0.17%	0.26% 0.26% 0.26% 0.26% 0.29% 0.16%	0.25% 0.25% 0.25% 0.25% 0.28% 0.15%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.15% 0.13% 0.17%	0.14% 0.12% 0.16%	0.13% 0.11% 0.15%
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.23% 0.13% 0.30% 0.17% 0.27%	0.22% 0.12% 0.29% 0.16% 0.26%	0.25% 0.11% 0.28% 0.15% 0.25%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%	0.20% 0.20% 0.12%	0.19% 0.19% 0.11%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.21% 0.21% 0.21% 0.13%	0.20% 0.20% 0.20% 0.12%	0.19% 0.19% 0.19% 0.11%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13% 0.08%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12% 0.07%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11% 0.06%
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.21% 0.21% 0.21% 0.15% 0.13% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11% 0.11%
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.21% 0.21% 0.13% 0.24%	0.20% 0.20% 0.12% 0.23%	0.19% 0.19% 0.11% 0.22%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Small Cap Opportunities Fund Administrator Class	0.15%	0.14%	0.13%
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.37%	0.30% 0.30% 0.30% 0.14% 0.36%	0.29% 0.29% 0.29% 0.13% 0.35%
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.27% 0.13% 0.15% 0.17% 0.27%	0.26% 0.12% 0.14% 0.16% 0.26%	0.25% 0.11% 0.13% 0.15% 0.25%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
WealthBuilder Conservative Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilder Equity Portfolio	0.31%	0.30%	0.29%
WealthBuilder Growth Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilder Growth Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilder Moderate Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilder Tactical Equity Portfolio	0.31%	0.30%	0.29%
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.21% 0.21% 0.24%	0.20% 0.20% 0.23%	0.19% 0.19% 0.22%
100% Treasury Money Market Fund Class A Administrative Class Service Class Sweep Class	0.27% 0.15% 0.17% 0.27%	0.26% 0.14% 0.16% 0.26%	0.25% 0.13% 0.15% 0.25%

1On November 7, 2012, the Board of Funds Trust approved the liquidation of the Conservative Allocation Fund.  The liquidation will occur on or about May 24, 2013.

2On February 21, 2013 the Board of Funds Trust approved the establishment of the Conservative Income Fund.  The fund is scheduled to become effective in the second quarter of 2013.

3On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

4On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

5On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

6On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

7On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

8On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

9On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

10On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

11On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

12On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

13On August 15, 2012 the Board of Funds Trust approved the modification and rename of the Institutional Class to Class R6 effective on or about May 31, 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.

14On November 7, 2012, the Board of Funds Trust approved the termination of the Managed Account CoreBuilder Shares Series G. The termination will occur on or about March 18, 2013.

Most recent annual approval by the Board of Trustees:  March 29, 2012

Schedule A to Appendix A amended:  March 1, 2013

The foregoing fee schedule is agreed to as of March 1, 2013 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________________

         Andrew Owen

   Executive Vice President